Exhibit 10.12
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Second Amended and Restated Credit Agreement (the “Amendment”), is made this 13th day of November 2020 among CROCS, INC., a Delaware corporation (“Crocs”), CROCS RETAIL, LLC, a Colorado limited liability company (“Crocs Retail”), JIBBITZ, LLC, a Colorado limited liability company (“Jibbitz”), COLORADO FOOTWEAR C.V., a limited partnership (commanditaire vennootschap) established under the laws of the Netherlands and registered with the Dutch trade register under number 27302818 (“Colorado Footwear”), CROCS EUROPE B.V., a private limited company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands and registered with the Dutch trade register under number 27276812 (“Crocs Europe”, together with Crocs, Crocs Retail, Jibbitz, Colorado Footwear and each Person joined to the Credit Agreement (as hereinafter defined) as a borrower from time to time, collectively referred to herein as, the “Borrowers” or “Borrower”), the Guarantors party hereto, the Lenders (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the “Administrative Agent”), Swing Loan Lender and Issuing Lender.

BACKGROUND

A.    On July 26, 2019, Borrowers, Lenders, Joint Lead Arrangers (as defined in the Credit Agreement) and Administrative Agent entered into, inter alia, that certain Second Amended and Restated Credit Agreement (as same has been or may hereafter be amended, modified, renewed, extended, restated or supplemented from time to time, including without limitation as amended by that certain First Amendment to Second Amended and Restated Credit Agreement by and among the parties hereto dated as of March 26, 2020, the “Credit Agreement”) to reflect certain financing arrangements among the parties thereto. The Credit Agreement and all other documents executed in connection therewith to the date hereof (including all of the Loan Documents) are collectively referred to as the “Existing Financing Agreements”. All capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement, as amended hereby.

B.    Borrowers have informed Administrative Agent and Lenders that Borrowers intend to consummate the 2020 Entity Restructuring (as defined below).

C.    Borrowers have requested, and Administrative Agent and Lenders have agreed, to consent to the 2020 Entity Restructuring and to modify certain other terms and provisions of the Credit Agreement, in each case, on the terms and subject to the conditions contained in this Amendment.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.    Consent to 2020 Entity Restructuring.

(a)    Upon the Effective Date (defined below), notwithstanding anything to the contrary contained in the Credit Agreement and the Loan Documents, Administrative Agent and Lenders hereby consent to the 2020 Entity Restructuring. The Loan Parties agree that this consent and acknowledgement shall not be deemed (a) to be a consent to the breach by the Loan Parties of any covenants or agreements contained in the Credit Agreement with respect to any other transaction or matter or a consent to any waiver or modification of any other term or condition of the Credit Agreement or (b) to prejudice any right or remedy that Administrative Agent or any Lenders may now have or may in the future have under or in connection with the Credit Agreement other than with respect to the matter for which this consent has been provided. The consent described herein shall not alter, affect, release or prejudice in any way any of the Loan Parties’ obligations under the Credit Agreement (including, without limitation, the Obligations) which are ratified and confirmed. This Amendment shall not obligate Administrative Agent and/or any Lender to provide any further consent to any waiver or modification of any other term or condition of the Credit Agreement. This consent shall not be construed as a course of conduct on the part of Administrative Agent and Lenders upon which the Loan Parties may rely at any time in the future and the Loan Parties expressly waive any right to assert any claim to such effect at any time.

(b)    Notwithstanding anything to the contrary contained herein, to the extent that (x) any intellectual property or other assets transferred to Crocs New Malta from Colorado Footwear, or (y) any assets of Western Brands Netherlands Holding C.V., Crocs General Partner, LLC or Western Brands Holding Company, LLC, are in either case transferred, sold or contributed to Crocs Old Malta at any time prior to the date that Crocs Old Malta has executed a joinder agreement and become a Loan Party in accordance with Section 6 of this Amendment, then Crocs Old Malta shall transfer all of its right, title and interest in and to such intellectual property or other assets to a Loan Party within three (3) Business Days. Failure to comply with this Section 1(b) shall constitute an Event of Default under the Credit Agreement.

Section 2.    Amendments.

(a)    Definitions – New Definitions. Upon the Effective Date (as defined below), Section 1.1 of the Credit Agreement is amended to add the following definitions in the appropriate alphabetical order:

“2020 Entity Restructuring” shall mean (A) the formation of Crocs New Malta, a limited liability company organized under the laws of the Republic of Malta (“Crocs New Malta”), and (B) subsequent to the Second Amendment Date: (i) the conversion of Crocs Bermuda Ltd., a Bermuda corporation, to Crocs Malta Holdings Ltd., a limited liability company organized under the laws of the Republic of Malta (“Crocs Old Malta”), (ii) the distribution by Colorado Footwear of all of its intellectual property registered in jurisdictions other than the United States and all of its Equity Interests in its Subsidiaries to Crocs Old Malta,
(iii) the transfer of all intellectual property referenced in clause (ii) above by Crocs Old Malta to Crocs Europe in part as a contribution, and in part as a sale in exchange for the Crocs Old Malta Note to Crocs Europe, (iv) subsequent to the transactions descried in clause (ii) above, the disposition of, and transfer by Colorado Footwear of all of its remaining assets to Crocs Old Malta, (v) the disposition of, and transfer by Western Brands Netherlands Holding C.V., a

Guarantor, of all of its assets to Crocs Old Malta, (vi) the disposition of, and transfer by Crocs General Partner, LLC, a Delaware limited liability company, and a Guarantor, of all of its assets to Crocs Old Malta, and (vii) the disposition of, and transfer by Western Brands Holding Company, LLC, a Colorado limited liability company, and a Guarantor, all of its assets to Crocs Old Malta, in each case as more fully set forth on Exhibit A attached hereto.

“Crocs New Malta” shall have the meaning given thereto in the definition of 2020 Entity Restructuring.

“Crocs Old Malta” shall have the meaning given thereto in the definition of 2020 Entity Restructuring.

“Crocs Old Malta Note” shall mean the promissory note to be issued in connection with the 2020 Entity Restructuring by Crocs Europe in favor of Crocs Old Malta in the original principal amount of up to $1,500,000,000 in connection with the sale of intellectual property by Crocs Old Malta to Crocs Europe, which note will be issued subsequent to the Second Amendment Date.

“Second Amendment” shall mean the Second Amendment to Second Amended and Restated Credit Agreement among Administrative Agent, the Lenders and the Loan Parties dated as of the Second Amendment Date.

“Second Amendment Date” shall mean November 13, 2020.

(b)    Deposit Accounts. Upon the Effective Date (as defined below), Section 8.1.10(ii) of the Credit Agreement is amended and restated in its entirety as follows and the following clause (iii) is added to such section:

(ii)    No Loan Party shall have cash deposits, at any time, (A) in any deposit account, security account or other account located in, titled in, or domiciled in Bermuda in excess of $1,000,000 in any one deposit account or $2,000,000 in the aggregate in all such deposit, securities or other accounts, or (B) in any deposit account, security account or other account located in, titled in, or domiciled in the Republic of Malta in excess of $500,000 in the aggregate in all such deposit, securities or other accounts (and in each case, upon the reasonable request of Administrative Agent, Borrowers shall provide bank statements for any such accounts evidencing such compliance). Notwithstanding the foregoing, the cash deposits in any deposit account, security account or other account located in, titled in, or domiciled in Bermuda or the Republic of Malta may exceed the limits set forth in this Section 8.1.10(ii) so long as any amounts in excess of such limits are transferred from such accounts within thirty (30) days, such that on the date of transfer, the cash deposits in any deposit account, security account or other located in, title in, or domiciled in Bermuda or the Republic of Malta, as applicable, do not exceed the limits set forth in this Section 8.1.10(ii).

(iii)    Within 30 days after the conversion of Crocs Old Malta (as described in the definition of the 2020 Entity Restructuring) or promptly after such later date that Crocs Old Malta and Crocs New Malta are permitted to open deposit accounts at PNC under applicable law and have provided Administrative Agent and each Lender all information and documentation requested by Administrative Agent and Lenders in connection with anti-money laundering rules and regulations and “know your customer” regulations in accordance with Section 3 of the Second Amendment), each of Crocs Old Malta and Crocs New Malta shall establish their primary deposit account at PNC and shall not maintain any other deposit accounts, securities accounts or other accounts except one deposit account for each such Person in the Republic of Malta, in each case, subject to the limitations set forth in clause (ii) above.

(c)    Permitted Indebtedness. The “.” at the end of Section 8.2.1(xx) shall be deleted and replaced with “and” and the following clause (xxi) shall be added to the end of such section:

(xxi) Indebtedness pursuant to unsecured notes, bonds or other similar instruments issued by Crocs in an amount not to exceed $500,000,000 in the aggregate so long as at the time of issuance of such Indebtedness and after giving pro forma effect to the issuance thereof: (A) no Event of Default is continuing or would occur, (B) the Loan Parties would be in compliance with the Leverage Ratio set forth in Section 8.2.15 hereof as of the last day of the most recently ended fiscal quarter as if such Indebtedness were issued on the last day of such fiscal quarter, and (C) the Loan Parties would be in compliance with the Interest Coverage Ratio set forth in Section 8.2.14 hereof as of the last day of the most recently ended fiscal quarter as if such Indebtedness were issued on the first day of the trailing twelve month period ending on the last day of the most recently ended fiscal quarter.

Section 3. KYC. The Loan Parties shall, promptly after formation of Crocs New Malta and the conversion of Crocs Old Malta, provide to Administrative Agent and the Lenders such information and documentation as may reasonably be requested by Administrative Agent or any Lender for purposes of compliance by Administrative Agent or such Lender with applicable laws (including without limitation the USA Patriot Act and other “know your customer” and anti-money laundering rules and regulations), and any policy or procedure implemented by Administrative Agent or such Lender to comply therewith. Until Administrative Agent and each Lender has completed its “know your customer” diligence and satisfied all of its policies and procedures with respect thereto, no Loan Party shall make any payment, loan, advance, cash distribution or dividend to Crocs New Malta or Crocs Old Malta, other than formation costs limited to not more than $100,000 nor shall any proceeds of Loans be used to fund any expenses or operations of, or transferred to Crocs New Malta or Crocs Old Malta.

Section 4. Acknowledgment of Guarantors. With respect to the amendments to the Credit Agreement effected by this Amendment, each Guarantor signatory hereto hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty Agreement (as modified and supplemented in connection with this Amendment) and any other Loan Document to which it is a party is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty or Loan Document to the Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or modified by this Amendment. Although Administrative Agent and the Lenders have informed the Guarantors of the matters set forth above, and the Guarantors have acknowledged the same, each Guarantor understands and agrees that neither Administrative Agent nor any Lender has any duty under the Credit Agreement, the Guaranty Agreements or any other Loan Document to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

Section 5.    Conditions Precedent.    This Amendment shall be effective upon (the “Effective Date”):

(a)    Administrative Agent’s receipt of the following:

(i)    this    Amendment    fully    executed    by    the    Borrowers,    Guarantors, Administrative Agent and Required Lenders;

(ii)    such other documents as Administrative Agent or special counsel to Agent may reasonably request; and

(b)    No Default or Event of Default shall have occurred and be continuing.

Section 6.    Conditions Subsequent.

(a)    Within ten (10) Business Days after the conversion of Crocs Old Malta (as described in the definition of the 2020 Entity Restructuring), or, promptly after such later date that Crocs Old Malta is permitted under applicable law to become a Loan Party and has provided Administrative Agent and each Lender all information and documentation requested by Administrative Agent and Lenders in connection with anti-money laundering rules and regulations and “know your customer” regulations in accordance with Section 3 of this Amendment:

(i)    Crocs Old Malta shall deliver a Guaranty and Suretyship Agreement executed by Crocs Old Malta in favor of Administrative Agent and Lenders;

(ii)    Crocs Old Malta shall execute a joinder agreement in the form of Exhibit B attached hereto, pursuant to which Crocs Old Malta shall join in as, assume and adopt and agree to be bound by the role, duties, obligations, indebtedness, liabilities, covenants and undertakings of, and become, a Grantor under the Security Agreement and the Loan Documents;

(iii)    Crocs Old Malta shall deliver all certificates of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or comparable organizational documents of Crocs Old Malta under Maltese law; and

(iv)    Crocs Old Malta shall deliver an executed copy of the Crocs Old Malta Note which shall contain provisions subordinating the indebtedness evidenced thereby to the Obligations in form and substance reasonably satisfactory to Administrative Agent in its Permitted Discretion

(b)    Within ten (10) Business Days after the formation of Crocs New Malta or, promptly after such later date that Crocs New Malta is permitted under applicable law to become a Loan Party and has provided Administrative Agent and each Lender all information and documentation requested by Administrative Agent and Lenders in connection with anti-money laundering rules and regulations and “know your customer” regulations in accordance with Section 3 of this Amendment:

(i)    Crocs New Malta shall deliver a Guaranty and Suretyship Agreement executed by Crocs New Malta in favor of Administrative Agent and Lenders;

(ii)    Crocs New Malta shall execute a joinder agreement in the form of Exhibit B attached hereto, pursuant to which Crocs New Malta shall join in as, assume and adopt and agree to be bound by the role, duties, obligations, indebtedness, liabilities, covenants and undertakings of, and become, a Grantor under the Security Agreement and the Loan Documents;

(iii)    Administrative Agent shall have received an Amendment to the Pledge Agreement of Crocs pursuant to which Crocs pledges its interest in the Equity Interests of Crocs New Malta and any other Pledge Agreements and Amendments to Pledge Agreements as Administrative Agent may reasonably request to maintain its Lien on all Equity Interests that were pledged as Collateral prior to giving effect to the 2020 Entity Restructuring,

(iv)    Administrative Agent shall have received a Pledge Agreement by Crocs New Malta in favor of Administrative Agent pursuant to which Crocs New Malta pledges its interest in the Equity Interests of Crocs Old Malta; and

(v)    Crocs New Malta shall deliver all certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or comparable organizational documents of Crocs New Malta under Maltese law; and

(c)    Within five (5) Business Days after completion of the 2020 Entity Restructuring, the Loan Parties shall deliver to Agent an organizational chart for Crocs and all of its Subsidiaries after giving effect to the 2020 Entity Restructuring.

Section 7.    Representations and Warranties. Each Borrower:

(a)    reaffirms all representations and warranties made to Administrative Agent and Lenders under the Credit Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a specific date, in which case such representations and warranties were true and correct in all material respects on and as of such other specific date);

(b)    reaffirms all of the covenants contained in the Credit Agreement, covenants to abide thereby until Payment in Full of the Obligations;

(c)    represents and warrants to the Administrative Agent and the Lenders that no Potential Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

(d)    represents and warrants to the Administrative Agent and the Lenders that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary limited liability company or corporate action, as applicable, and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its certificate of incorporation or formation, operating agreement, bylaws, or other formation documents, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound;

(e)    represents and warrants to the Administrative Agent and the Lenders that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally; and

(f)    represents and warrants that the organizational chart attached hereto as Exhibit B is true and correct in all material respects.

Section 8.    General Provisions.

(a)    Payment of Expenses. Borrowers shall pay or reimburse Administrative Agent for its reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto in accordance with Section 11.4.1 of the Credit Agreement.

(b)    Reaffirmation of Credit Agreement. Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement, as amended, and all of the other Existing Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.

(c)    Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(d)    Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.
(e)    Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(f)    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

(g)    Loan Documents. This Amendment is a “Loan Document” as defined in and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

(h)    Counterparts. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or PDF shall be deemed to be an original signature hereto.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:

CROCS, INC.

By: /s/ Anne Mehlman     Name: Anne Mehlman
Title: Executive Vice President and Chief Financial Officer

CROCS RETAIL, LLC

By: /s/ Anne Mehlman     Name: Anne Mehlman
Title: Chief Financial Officer

JIBBITZ, LLC

By: /s/ Anne Mehlman     Name: Anne Mehlman
Title: Manager

COLORADO FOOTWEAR C.V.
By: Crocs General Partner, LLC, as General Partner of Colorado Footwear C.V.

By: /s/ Anne Mehlman     Name: Anne Mehlman
Title: Chief Financial Officer

CROCS EUROPE B.V.

By: /s/ Trevin Abraham David     Name: Trevin Abraham David
Title: Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO 2ND A&R CREDIT AGREEMENT]

GUARANTORS:

WESTERN BRANDS HOLDING COMPANY, LLC

By: /s/ Anne Mehlman     Name: Anne Mehlman
Title: Chief Financial Officer

WESTERN BRANDS NETHERLANDS HOLDING C.V.
By: Western Brands Holding Company, LLC, as General Partner of Western Brands Netherlands Holding C.V.

By: /s/ Anne Mehlman     Name: Anne Mehlman
Title: Chief Financial Officer

CROCS GENERAL PARTNER, LLC

By: /s/ Anne Mehlman     Name: Anne Mehlman
Title: Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO 2ND A&R CREDIT AGREEMENT]

ADMINISTRATIVE AGENT AND LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as Lender and as Administrative Agent

By: /s/ Steve C. Roberts
Name: Steve C. Roberts
Title: Senior Vice President

HSBC BANK USA, N.A., as Lender

By: /s/ Kevin Toda
Name: Kevin Toda
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as Lender

By: /s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

CITIBANK, N.A., as Lender

By: /s/ Jonathan C. Eng
Name: Jonathan C. Eng
Title: Senior Vice President

BANK OF AMERICA, N.A., as Lender

By: /s/ John Sletten
Name: John Sletten
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as Lender

By: /s/ Cameron Doell
Name: Cameron Doell
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO 2ND A&R CREDIT AGREEMENT]

GOLDMAN SACHS BANK USA, as Lender

By: /s/ Mahesh Mohan     Name: Mahesh Mohan
Title: Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO 2ND A&R CREDIT AGREEMENT]

EXHIBIT A

2020 ENTITY RESTRUCTURING

EXHIBIT B FORM OF JOINDER
This Joinder (this “Joinder”) is executed and delivered as of this     day of     , 20 by                              , a                    (“New Grantor”), in favor of PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as administrative agent (in such capacity, “Administrative Agent”) for the Lenders under the Credit Agreement (as defined below).

Reference is hereby made to (i) that certain Second Amended and Restated Credit Agreement dated as of July 26, 2019 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among CROCS, INC., a Delaware corporation (“Crocs”), CROCS RETAIL, LLC, a Colorado limited liability company (“Crocs Retail”), JIBBITZ, LLC, a Colorado limited liability company (“Jibbitz”), COLORADO FOOTWEAR C.V., a limited partnership (commanditaire vennootschap) established under the laws of the Netherlands and registered with the Dutch trade register under number 27302818 (“Colorado Footwear”), CROCS EUROPE B.V., a private limited company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands and registered with the Dutch trade register under number 27276812 (“Crocs Europe”, together with Crocs, Crocs Retail, Jibbitz, Colorado Footwear and each Person joined hereto as a borrower from time to time, collectively referred to herein as, the “Borrowers” or “Borrower”), the financial institutions party thereto as lenders (the “Lenders”), PNC CAPITAL MARKETS LLC, in its capacity as sole book runner, co-syndication agent and joint lead arranger (“PNCCM”), CITIBANK, N.A., BANK OF AMERICA, N.A., and KEY BANK NATIONAL ASSOCIATION, each as joint lead arranger (together with PNCCM, the “Joint Lead Arrangers”) and PNC as Administrative Agent, Swing Loan Lender and an Issuing Lender, and (ii) that certain Security Agreement dated as of July 26, 2019 by the Loan Parties in favor of Administrative Agent. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

Under the terms of the Credit Agreement (as amended by the Second Amendment), New Grantor is required, and does agree, to expressly join the Security Agreement as a Grantor, and hereby agrees that it shall be deemed a “Loan Party” as defined in the Credit Agreement as if New Grantor were originally signatory thereto. New Grantor also hereby agrees to comply with all of the terms and conditions of, and covenants and undertakings of the Grantors under, the Security Agreement and the Loan Documents. All references to a “Grantor” or the “Grantors” and/or to any “Loan Party” or the “Loan Parties” contained in the Credit Agreement, the Security Agreement and the Loan Documents are hereby deemed for all purposes to also refer to and include New Grantor as a Grantor and/or a Loan Party, and New Grantor hereby agrees to comply with all terms and conditions of the Security Agreement as if an original signatory thereto.

As security for the due and punctual payment and performance of the Secured Obligations (as defined in the Security Agreement) in full, New Grantor hereby agrees that the Administrative Agent and the other Secured Parties shall have, and New Grantor hereby grants to and creates in favor of the Administrative Agent for the benefit of itself, and the other Secured Parties, a continuing first priority lien on and security interest under the UCC in and to the Collateral subject only to Permitted Liens. New Grantor further agrees that with respect to each item of the Collateral as to which (i) the creation of a valid and enforceable security interest is not governed exclusively by the UCC, or (ii) the perfection of a valid and enforceable first priority security interest therein under the UCC cannot be accomplished either by the Administrative Agent taking possession thereof or by the filing in appropriate locations of appropriate UCC financing statements executed by New Grantor, as applicable, such Person will at its expense execute and deliver to the Administrative Agent and hereby does authorize the Administrative Agent to execute and file such documents, agreements, notices, assignments and instruments and take such further actions as may be reasonably requested by the Administrative Agent from time to time for the purpose of creating a valid and perfected first priority Lien on such item, subject only to Permitted Liens, enforceable against New Grantor and all third parties to secure the Secured Obligations.

The information on the attached Schedules [ ] hereto is hereby added to Schedules [ ] to the Credit Agreement and/or Security Agreement, as applicable. This Joinder is a supplement to, and not a novation of, the Credit Agreement or Security Agreement, each of which remains in full force and effect, and the provisions of which are incorporated herein by reference.

[signatures to appear on following page]

IN WITNESS WHEREOF, New Grantor has executed and delivered this Joinder as part of the Security Agreement as of the date and year first set forth above.

[NEW GRANTOR]

By:
Name:
Title: